UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01:	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the September 2019 Corporate Presentation of Molecular Templates, Inc., which is being provided in connection with upcoming investor conferences.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Molecular Templates, Inc. Corporate Presentation, Dated September 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Dated: September 24, 2019

	By:	/s/ Eric E. Poma, Ph.D.
	Name:	Eric E. Poma, Ph.D.
	Title:	Chief Executive Officer